SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2006 (April 20, 2006)

Scientigo, Inc.

Delaware	0-22969	59-3562953
(State or other jurisdiction of incorporation)	(Commission File ID No.)	(IRS Employer No.)

6701 Carmel Road
Suite 205
Charlotte, NC 28226
(Address of principal executive offices)

(704) 837-0500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On April 20, 2006, Scientigo, Inc. issued a press release announcing that the Company has signed a letter of intent to acquire an exclusive worldwide license to the next generation directory assistance technology platform owned and developed by Global Directory Solutions, LLC (GDS), a company founded and led by the team of an original computerized Directory Assistance system platform that has served as the telecommunications industry standard for the past three decades. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

99.1	Press Release announcing the signing of a letter of intent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Scientigo, Inc. (Registrant)

Dated: April 20, 2006	By:	/s/ Clifford Clark
Clifford Clark, Chief Financial Officer